UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2013

HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive office)		(Zip Code)

(419) 247-2800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 11, 2013, Health Care REIT, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) in connection with its acquisition (the “Acquisition”) of the real estate business of Sunrise Senior Living, Inc. (“Sunrise”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 21, 2012 (as amended, the “Merger Agreement”), by and among Sunrise, Brewer Holdco, Inc., a wholly owned subsidiary of Sunrise (“Holdco”), Brewer Holdco Sub, Inc., a wholly owned subsidiary of Holdco, the Company and Red Fox, Inc., a wholly owned subsidiary of the Company. The Company is filing this Amendment No. 1 (the “Amendment”) on Form 8-K/A to amend the Original Form 8-K to include the financial statements and exhibits required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

The financial statements attached hereto should be read in conjunction with the Original Form 8-K and this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

This Amendment provides the financial statements attached hereto as Exhibits 99.2 through 99.9.

(b)	Pro Forma Financial Information.

This Amendment provides the Company’s unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2012 relating to the Acquisition, attached hereto as Exhibit 99.1.

(d)	Exhibits. The following exhibits are being filed herewith:

No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of Ernst & Young LLP

23.4	Consent of Ernst & Young LLP

23.5	Consent of Ernst & Young LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2012

99.2	Sunrise Senior Living, Inc. Consolidated Financial Statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010

99.3	Combined Financial Statements of Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited as of and for the year ended December 31, 2011

99.4	Unaudited Combined Financial Statements of Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011

99.5	Combined Financial Statements of Sunrise Operations Bagshot II Limited, Sunrise Operations Sevenoaks Limited, Sunrise Operations Winchester Limited, Sunrise of Bagshot II Limited, Sunrise of Sevenoaks Limited and Sunrise of Winchester Limited as of and for the year ended December 31, 2011

99.6	Unaudited Combined Financial Statements of Sunrise Operations Bagshot II Limited, Sunrise Operations Sevenoaks Limited, Sunrise Operations Winchester Limited, Sunrise of Bagshot II Limited, Sunrise of Sevenoaks Limited and Sunrise of Winchester Limited as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

99.7	Combined Financial Statements of Sunrise Operations Knowle Limited, Sunrise Operations Hale Barns Limited, Sunrise of Knowle Limited and Sunrise of Hale Barns Limited as of and for the year ended December 31, 2011

99.8	Unaudited Combined Financial Statements of Sunrise Operations Knowle Limited, Sunrise Operations Hale Barns Limited, Sunrise of Knowle Limited and Sunrise of Hale Barns Limited as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

99.9	Master CNLSun Dev I, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

Date: March 25, 2013	By:	/s/ GEORGE L. CHAPMAN
George L. Chapman,
Chairman, Chief Executive Officer and President (Principal Executive Officer)

EXHIBIT INDEX

No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of Ernst & Young LLP

23.4	Consent of Ernst & Young LLP

23.5	Consent of Ernst & Young LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2012

99.2	Sunrise Senior Living, Inc. Consolidated Financial Statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010

99.3	Combined Financial Statements of Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited as of and for the year ended December 31, 2011

99.4	Unaudited Combined Financial Statements of Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011

99.5	Combined Financial Statements of Sunrise Operations Bagshot II Limited, Sunrise Operations Sevenoaks Limited, Sunrise Operations Winchester Limited, Sunrise of Bagshot II Limited, Sunrise of Sevenoaks Limited and Sunrise of Winchester Limited as of and for the year ended December 31, 2011

99.6	Unaudited Combined Financial Statements of Sunrise Operations Bagshot II Limited, Sunrise Operations Sevenoaks Limited, Sunrise Operations Winchester Limited, Sunrise of Bagshot II Limited, Sunrise of Sevenoaks Limited and Sunrise of Winchester Limited as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

99.7	Combined Financial Statements of Sunrise Operations Knowle Limited, Sunrise Operations Hale Barns Limited, Sunrise of Knowle Limited and Sunrise of Hale Barns Limited as of and for the year ended December 31, 2011

99.8	Unaudited Combined Financial Statements of Sunrise Operations Knowle Limited, Sunrise Operations Hale Barns Limited, Sunrise of Knowle Limited and Sunrise of Hale Barns Limited as of June 30, 2012 and December 31, 2011 and for the six months ended June 30, 2012 and 2011

99.9	Master CNLSun Dev I, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010

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